 MOD - 5014 - A Long Acting FVIIa NYSE Amex: PBTH Non - Confidential

Presentation includes discussion of the following off - label use of a drug or medical device: N/A Disclosures of: GILI HART Employment PROLOR BIOTECH Research support No conflict of interest to disclose Scientific advisory board No conflict of interest to disclose Consultancy No conflict of interest to disclose Speakers bureau No conflict of interest to disclose Major stockholder No conflict of interest to disclose Patents No conflict of interest to disclose Honoraria No conflict of interest to disclose Travel support No conflict of interest to disclose Other No conflict of interest to disclose

3 PROLOR BIOTECH Confidential Generation of biobetter drugs by enhancing the longevity of proteins, peptides and small molecules which require frequent injections

D B C A Two fertility hormones hCG – maintains pregnancy and requires long T 1 / 2 hLH – stimulates ovulation on a pulse mode requiring a short T 1 / 2 Amino acid sequence of hCG & hLH is almost identical E The 28 amino acid C - terminal peptide (CTP) of hCG with its 4 O - glycans does not exist in hLH T 1/2 of hCG is >5 times longer than T 1/2 of LH The CTP “cassette”  CTP Technology Created By Nature During Evolution 4

CTP Increases Proteins Circulation Time + = Any Short - Lasting Protein CTP Long - Lasting Protein CTP – A Natural Sequence Created During Evolution to Enhance Longevity of the hCG Hormone 5

CTP PEGylation Protein Fusion DNA Mutations • Add sugar chains • Increase negative charge • Increase size • Slow enzymatic cleavage • Increase size • Slow enzymatic cleavage - FcR x Increase size x Slow enzymatic cleavage x Add sugar chains x Increase negative charge CTP Competitive Advantages - Best Of Breed Combination 6

CTP: Clinically Validated Technology  Merck ’s long - acting FSH - CTP (Elonva®) received EU marketing authorization in 2010  Single FSH - CTP injection replaces 7 daily FSH injections in fertility treatment  Extended immunogenicity studies  PROLOR completed 4 clinical studies with its long acting hGH – CTP, further demonstrating that CTP technology is safe, effective and non - immunogenic. 7

FVIIa - CTP (MOD - 5014) Product Description 8 Light Chain s s Catalytic Domain (HC)  FVII - CTP is a single chain FVII directly linked to CTP peptide .  The protein is expressed in CHO cells  A FVIIa - CTP (MOD - 5014 ) specific purification and activation process was developed . CTP

Long Acting FVIIa - CTP – IV Administration □ PK - PD rats □ Warfarin induced bleeding in rats □ Prothrombin time (PT) □ Bleeding Challenge □ Hemophilic Mice □ PK - PD □ TG □ Survival Study

10 FVIIa - CTP ( MOD - 5014 ) PK - PD Profile Following a Single IV Injection ( 189 µg/Kg) PK Parameters NovoSeven ® MOD - 5014 Half - life 1.31 6.49 AUC (U*hr/ml) 850.423 2551.7 MRT (hr) 1.2 3.3

Warfarin Model - FVII Transient Deficiency  Male SD rats received Warfarin 24 hours pretreatment (orally) according to Diness et al. 1990 .  Reduction of Vit . K dependent coagulation factors was accompanied by prolongation of PT and aPTT was measured . 11 0.00 20.00 40.00 60.00 80.00 100.00 120.00 0 20 40 60 80 PT/ aPTT (Sec) Time post warfarin administration( hr ) PT aPTT

12 Warfarin Model - Acute Effect (PT) 12 Warfarin 24hr PT ( 15 min) IV injection NS/MOD - 5014 PT (sec)

Warfarin Model - Long Term Effect  SD Rats were given Warfarin orally  In - parallel to Warfarin, Novo Seven or MOD - 5014 were administered.  PT was measured at designated time points and compared to placebo post treatment . 24hr 24 hr PT (24hr) IV injection NS/MOD - 5014 + Warfarin treatment PT ( 36 hr) PT (48hr)

Warfarin Model - Long Term Effect (PT) - 1000 µg/Kg 14 Placebo NS MOD - 5014 pre dose 10.87 10.93 11.60 10hr 21.37 10.50 8.45 24hr 40.48 37.60 17.37 36hr 79.05 73.30 32.00 48hr 80.5 78.00 42.00 PT (24hr) 24hr Warfarin treatment + IV injection NS/MOD - 5014 PT (36hr) 24 hr PT (48hr) 0.00 10.00 20.00 30.00 40.00 50.00 60.00 70.00 80.00 90.00 pre dose 10hr 24hr 36hr 48hr PT (sec) Time post injection Placebo NS MOD-5014 0.000 0.200 0.400 0.600 0.800 1.000 1.200 pre dose 10hr 24hr 36hr 48hr Normalized PT ( FVIIa /Placebo) NovoSeven MOD-5014 Time Specific Normalized PT ( FVIIa / Placebo ) PT Profile Following FVIIa /MOD - 5014 Administration PT (10hr)

Warfarin Induced Bleeding Model - Long Term Effect (Tail Clip Model)  SD Rats were given Warfarin orally  Rats were anaesthetized and Novo Seven or MOD - 5014 were administered in - parallel to Warfarin ( 1000 µg/Kg)  Full transection of the tail tip was made and bleeding intensity was measured for 30 min (gr ) 24hr IV injection (15 min) 24hr Bleeding Warfarin treatment and IV injection ( 24 hr ) IV injection ( 48 hr ) 24 hr 24 hr

Warfarin Induced Bleeding Model - Long Term Effect - IV (Tail Clip Model) 16 0.00 0.20 0.40 0.60 0.80 1.00 1.20 1.40 0 1 2 3 4 5 6 7 8 blood loss (g) Group data point Average Naïve Vehicle NS MOD - 5014 NS MOD - 5014 NS MOD - 5014 15 min 24 h 48 h

17 MOD - 5014 PK - PD Profile Following a Single IV Injection to FVIII - / - Mice PK Parameters NovoSeven MOD - 5014 Half - life 0.96 5.1 AUC (U*hr/ml) 103.08 496 Recovery 12.1% 39% 20 0 50 100 Thrombin (nM IIa) Time after injection (h) Maximal Amount of Thrombin Per Time Point NS FVIIa-CTP 1.0 10.0 100.0 0 20 40 60 80 K IIa (nM IIa/peak) Time after injection (h) KIIa = Maximal amount/ Time to Peak NS FVIIa-CTP Thrombin Generation Profile

TVT (Tail Vein Transection ) Study design  FVIII - / - mice were administered IV with 4mg FVIIa /Kg of NS or MOD - 5014.  24 hr post dosing the tail vein was cut .  Animals survival and clinical condition was evaluated for the next 12 hr . NS/ MOD - 5014 injection TVT 24 hr Post dosing Overall %Survival 12 hrs Survival and Clinical Observation

19 TVT Study Results – 24hr post injection 19 0 10 20 30 40 50 60 70 80 6HR 10HR 12HR % of Surviving mice Time Post TVT (hours) NovoSevem MOD-5014 0 20 40 60 80 100 120 0 2 4 6 8 10 12 % of Surviving animals Time post TVT (hours) MOD-5014 (24h) NovoSeven (24h) Overall % Survival – TVT 24 hr post Injection

MOD - 5014 PK - PD Profile Following Single SC Injection to Rats (360µg/Kg) 1.0 10.0 100.0 1000.0 10000.0 100000.0 0 10 20 30 40 50 60 Activity (mU/ml) Time (hr) NS SC MOD-5014 Unit base IVR ( 2 X) Bioavailability ( 2.5 x) Half life

21 Warfarin Model - Long Term Effect (PT ) - SC 2000 µg/Kg 0.00 10.00 20.00 30.00 40.00 50.00 60.00 70.00 80.00 90.00 pre dose 10hr 24hr 36hr 48hr PT (sec) Time post injection Buffer NS MOD5014 PT ( 24 hr) 24hr Warfarin treatment + IV injection NS/MOD - 5014 PT ( 36 hr) 24hr PT ( 48 hr) Buffer NS MOD5014 pre dose 10.87 10.93 11.60 10hr 21.37 9.93 8.97 24hr 40.48 33.17 15.00 36hr 79.05 74.70 27.83 48hr 80.5 79.00 40.07 0.00 0.20 0.40 0.60 0.80 1.00 1.20 pre dose 10hr 24hr 36hr 48hr NS MOD5014 Time Specific Normalized PT ( FVIIa / Placebo ) PT Profile Following FVIIa /MOD - 5014 Administration

22 Warfarin Induced Bleeding Model - Long Term Effect (Tail Clip Model ) – SC 1000µg/Kg 0.00 0.10 0.20 0.30 0.40 0.50 0.60 0.70 0.80 0.90 Vehicle NovoSeven MOD-5014 blood loss (g) 2h 24h 40h 48h

TVT Following SC Administration Study Design

- FVIII -/- mice were administered SC with MOD-5014 or NovoSeven (4mg/Kg)
- Five mice were injected with 100ul of vehicle as control
- 12hr post dosing the tail vein was cut
- Animals survival and clinical condition was evaluated for the next 12 hr.


12hr
12hrs Survival and Clinical Observation
NS/ MOD-5014
injection
TVT 12hr
Post dosing
Overall %Survival

PROLOR BIOTECH

24 FVIIa - CTP has a Profound Survival Effect as Compared to NovoSeven following SC Administration 24 0 10 20 30 40 50 60 FVIIa-CTP NovoSeven TVT Survival 12 h Following SC in FVIII - / - mice 11% 55% MOD - 5014 %Survival Rate

MOD-5014 Program-IV Administration : Summary & Perspectives

- **Protein In –vitro Characterization**
  - Similar in- vitro Thrombin Generation (TG) performance as compared to NovoSeven
  - Similar in- vitro coagulation efficiency compared to NovoSeven as evaluated in Thrombelastography (TEG)
  - MOD-5014 specific activity is comparable to NovoSeven
- **Pharmacokinetics Advantages:**
  - Enhanced Recovery (2X)
  - Superior half life (4-5x)
  - Improved exposure (AUC3- 4x)
  - Improved Thrombin Generation
- **Long term and Superior In –Vivo Haemostatic effect**
  - PT in Rats
  - Bleeding challenge in rats
  - Ex-Vivo Thrombin Generation (TG) in hemophilic mice
  - Improves survival maintained for more than 24 hrs following TVT .

PROLOR BIOTECH

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MOD - 5014 Program Status  Manufacturing  Manufacturing process performance is comparable to NovoSeven  large scale GMP manufacturing process  High concentration Liquid formulation (Supports SC)  Non – Viscous □ Pre - Clinical x Pharmacological studies – completed x Toxicological program - On going □ Clinical x Phase I - IIa (IV indication ) - in preparation x Phase I (SC indication) - in preparation

27 Immunogenicity Testing Test Specimen Negative Positive Subject is positive for Neutralizing antibodies For MOD - 5014 or/and hFVII Subject is positive for Binding antibodies Screening Assay Titer Assay Confirmatory Assay with MOD – 5014 Immunocompetition Reactive Negative Nab Positive Nab Negative Confirmatory - Specificity Assay with hFVII Immuno - competition Confirmatory - Specificity Assay with CTP (Direct Assay) NAb assessment Utilizing STATClot assay

28 Thank You gili@prolor - biotech.com